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                                                                    EXHIBIT 10-E

                                                                      NO. X - 01
                                               Commencing Date: October 31, 1997
                                               Expiration Date: October 31, 2000


                             STOCK PURCHASE WARRANT

                            TO PURCHASE COMMON SHARES
                                       OF
                                   ZILA, INC.


        THIS CERTIFIES that, for value DEERE PARK CAPITAL MANAGEMENT (the "Investor") is entitled to subscribe for and purchase from Zila, Inc., incorporated under the laws of the State of Delaware (hereinafter called the "Company"), at the price of $8.6125 per share at any time during the three year period commencing OCTOBER 31, 1997 and ending OCTOBER 31, 2000 up to TWO HUNDRED EIGHTY FIVE THOUSAND (285,000) fully paid and non-assessable shares of Common Stock of the Company, par value ($.001) per share (hereinafter called "Common Stock"), subject, however, to the provisions and upon the terms and conditions hereinafter set forth. The resale of the shares of Common Stock or other securities issuable upon exercise or exchange of this Warrant is subject to the provisions of the Registration Rights Agreement of even date herewith (the "Registration Rights Agreement") by and between the Company and the Investor, as well as applicable federal and state securities laws.

1. The rights represented by this warrant may be exercised by the holder hereof, in whole or part (but not as to a fractional share of Common Stock), by the surrender of this Warrant (properly endorsed if required) at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the holder hereof at the address of such holder appearing on the books of the Company at any time within the period above named) and upon payment to it by certified check or cashiers check of the purchase price of such shares. In the event of any exercise of the rights represented by this Warrant, certificates for the shares of Common Stock as purchased shall be delivered to the holder hereof at the Company's expense (including, without limitation, the payment by it of any applicable stock transfer or stock issuance tax) within three (3) business days, after the rights represented by this Warrant shall have been so exercised, and, unless this Warrant has expired, a new Warrant representing the number of shares of Common Stock, if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the holder hereof within such time. In the event that the exercise of this Warrant, in full or in part, would result in the issuance of any fractional shares of Common Stock, then in such event the number of shares to be issued shall be rounded up or down to the nearest whole share and no fractional shares shall be issued.

THE SECURITIES REPRESENTED BY THIS STOCK PURCHASE WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE OFFERED FOR SALE OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR AN APPLICABLE EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS.


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2.       The Company covenants and agrees that all shares of Common Stock which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be fully paid and non-assessable and free of from taxes, liens and charges with respect to the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue). The Company further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized, and reserved, a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant, and will at its expense expeditiously upon each such reservation of shares procure the listing thereof (subject to issuance of notice of issuance) on all stock exchanges, if any, on which such shares are then listed.

3.       The above provisions are, however, subject to the following:

         (a) In the event that the Company shall declare any dividend or other distribution upon its outstanding Common Stock payable in Common Stock or shall subdivide its outstanding shares of Common Stock into a greater number of shares, then the number of shares of Common Stock which may thereafter be purchased upon the exercise of the rights represented hereby shall be increased in proportion to the increase through such dividend or subdivision and the purchase price per share shall be decreased in such proportion. In the event that the Company shall at any time combine the outstanding shares of its Common Stock into a smaller number of shares, the number of shares of Common Stock which may thereafter be purchased upon the exercise of the rights represented hereby shall be decreased in proportion to the decrease through such combination and the purchase price per share shall be increased in such proportion.

         (b) In the event that the Company shall declare a dividend upon the Common Stock payable otherwise than out of earnings or surplus (other than paid-in surplus) or otherwise than in Common Stock, the purchase price per share in effect immediately prior to the declaration of such dividend shall be reduced by an amount equal, in the case of a dividend in cash, to the amount thereof payable per share of the Common Stock or, in the case of any other dividend, to the fair value thereof per share of the Common Stock as determined by the Board of Directors of the Company. For the purposes of the foregoing a dividend other than in cash shall be considered payable out of earnings or surplus (other than paid-in surplus) only to the extent that such earnings or surplus are charged an amount equal to the fair value of such dividend as determined by the Board of Directors of the Company. Such reductions shall take effect as of the date on which a record is taken for the purpose of such dividend, or, if a record is not taken, the date as of which the holders of Common Stock of record entitled to such dividend are to be determined.

         (c) If any capital reorganization or reclassification of the Common Stock of the Company, or consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, lawful and adequate provision shall be made whereby the holder hereof shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions specified in this Warrant and in lieu of the shares of the Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number


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         of shares of such Common Stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby had such reorganization, reclassification, consolidation, merger or sale not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of the holder of this Warrant to the end that the provisions hereof (including without limitation provisions for adjustment of the purchase price per share and of the number of shares of Common Stock purchasable upon the exercise of this Warrant) shall thereafter be applicable, as nearly as may be in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof. The Company shall not effect any such consolidation, merger or sale, unless prior to or simultaneously with the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing such assets shall assume by written instrument executed and mailed or delivered to the holder hereof at the last address of such holder appearing on the books of the Company, the obligation to deliver to such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to purchase. Any such shares of stock, securities or assets which the holder hereof may be entitled to purchase pursuant to this paragraph (c) shall be included within the term "Common Stock" as used herein.

         (d) Upon any adjustment of the number of shares of Common Stock which may be purchased upon the exercise of the rights represented hereby and/or of the purchase price per share, then and in each such case the Company shall give written notice thereof, by first class mail, postage prepaid, addressed to the holder of this Warrant at the address of such holder as shown on the books of the Company, which notice shall state the purchase price per share resulting from such adjustment and the increase or decrease, if any, in the number of shares purchasable at such price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

         (e) In case at any time:

                (i) the Company shall pay any dividend payable in stock upon its Common Stock or make any distribution (other than regular cash dividends paid at an established annual rate) to the holders of its Common Stock;

                (ii) the Company shall offer for subscription pro rata to the holders of its common stock any additional shares of stock of any class or other rights;

                (iii) there shall be any capital reorganization or reclassification of the Common Stock of the Company, or consolidation or merger of the Company with, or sale of all or substantially all of its assets to, another corporation; or

                (iv) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

         then, in any one or more of such cases, the Company shall give to the holders of this warrant:

                (aa) at least twenty days' prior written notice of the date on which the books of the Company shall close or a record shall be taken for such dividend, distribution or


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                subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up; and, in the case of any such dividend, distribution or subscription rights such notice shall also specify the date on which the holders of Common Stock shall be entitled thereto; and

                (bb) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, at least twenty days' prior written notice of the date when the same shall take place, and said notice shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be; and,

                (cc) each such written notice shall be given by first class mail, postage prepaid, addressed to the holder of this Warrant at the address of such holder as shown on the books of the Company.

4. This Warrant shall be transferable only on the books of the Company by the holder hereof in person, or by duly authorized attorney on surrender of this Warrant properly assigned.

5. The holder represents that this Warrant is being acquired with no present intention of selling or distributing any Common Stock received upon the exercise hereof, unless registered under Federal and applicable state laws or pursuant to an exemption from such registration.

6. Neither this Warrant, nor the shares of Common Stock issuable hereunder, have been registered under the Securities Act of 1933, as amended (the "Securities Act"), or the laws of any other jurisdiction, and neither this Warrant nor the Warrant shares may be offered, sold, transferred, pledged, hypothecated or otherwise disposed of unless so registered, or unless an exemption from registration is available pursuant to law.

        The sale, assignment or other disposition of this Warrant and the shares of Common Stock issuable hereunder are further restricted by Rule 144, promulgated by the Securities and Exchange Commission.

        The certificate or certificates representing the Common Stock issued upon the exercise of this Warrant will bear and be subject to a legend in substantially the following form:

        "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") OR UNDER THE SECURITIES LAWS OF ANY STATE AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED PURSUANT TO THE PROVISIONS OF THE ACT AND APPLICABLE STATE SECURITIES LAWS OR AVAILABLE EXEMPTION FROM SUCH REGISTRATION."

7. This warrant shall be construed in accordance with the laws of the State of Delaware.

8. This Warrant shall be deemed an original even in the event it shall be a carbon copy or shall be mechanically reproduced, so long as it bears the original signatures of the designated corporate officers.


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9.       Assuming the conditions of Section 7 above regarding registration or exemption have been satisfied, the holder may sell, transfer, assign, pledge or otherwise dispose of this Warrant, in whole or in part. The holder shall deliver a written notice to the Company, substantially in the form of the Assignment attached hereto as Exhibit B, indicating the person or persons to whom the Warrant shall be assigned and the respective number of warrants to be assigned to each assignee. The Company shall effect the assignment within ten (10) days, and shall deliver to the assignee(s) designated by the holder a Warrant or Warrants of like tenor and terms for the appropriate number of shares.

10. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be effective (a) upon hand delivery or delivery by facsimile at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or
         (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

         to the Company:      Zila, Inc.
                              5227 North 7th Street
                              Phoenix, AZ 85014-2800
                              Attention:  Mr. Joseph Hines
                              Facsimile No.: 602/234-2264

         to the Investor:     Deere Park Capital Management
                              650 Dundee Road, Suite 460
                              Northbrook, IL 60062
                              Attention: Mr. Douglas A. Gerrard
                              Facsimile No.: 847/509-8529


         Either party hereto may from time to time change its address or facsimile number for notices under this Section 10 by giving prior written notice of such change in the manner provided for giving notice as set forth herein.

11. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.


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12.     The holder shall deliver to the Company, along with the original
        Warrant, the "Form of Warrant Exercise" in order to exercise the Warrant, attached hereto as Exhibit A.

        IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officers as of the 9th day of May, 1997, the original issue date.

                                         ZILA, INC.

                                         _______________________________________
                                         Joseph Hines
                                         President
ATTEST:


___________________________________
Janice L. Backus
Corporate Secretary


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                                    EXHIBIT A
                            FORM OF WARRANT EXERCISE


I/we hereby exercise Zila, Inc. Common Stock Purchase Warrant #_________________

(a)     Number of share of Zila common stock covered in
        Purchase Warrant #___________                         #_________________

(b)     Total Exercise price ($8.6125 per share)              #_________________


_______________________________________________
           ___________________
Signature                                      Social Security No.

_______________________________________________
Name (please print)


                ________________________________________________________________
                __________________
Address

                ________________________________________________________________
                __________________

_____________________________________________
Telephone Number

_____________________________________________
                ________________________
Signature                                    Social Security No.

_____________________________________________
Name (please print)


                ________________________________________________________________
                __________________
Address

                ________________________________________________________________
                __________________

_____________________________________________
Telephone Number

I wish to register my shares of Zila Common stock as follows:


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        a.      (  )  Individual Ownership
        b.      (  )  Husband and Wife as Community Property
        c.      (  )  Joint Tenants w/Right to Survivorship (JTROS)
        d.      (  )  Tenants in Common
        e.      (  )  Other
                ________________________________________________________________

Dated: ________________________________19_______.


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                                    EXHIBIT B

                               FORM OF ASSIGNMENT

               (To be executed by the registered Warrant Holder desiring to transfer the Warrant)


        FOR VALUED RECEIVED, the undersigned holder of the attached Warrant hereby sells, assigns and transfers unto the persons below named the right to purchase ________________ shares of the Common Stock of Zila, Inc. evidenced by the attached Warrant and does hereby irrevocably constitute and appoints Zila's Corporate Secretary to transfer the said Warrant on the books of the Company, with full power of substitution in the premises.

Dated: __________________________ 19 ____


_________________________________________
Signature

Fill in for new Registration of Warrant:

_________________________________________
Name

_________________________________________
Address
_________________________________________


_________________________________________
Please print name and address of assignee
(including zip code number)


NOTICE: The signature to the foregoing Assignment must correspond to the name as written upon the face of the attached Warrant in every particular, without alteration or enlargement or any change whatsoever.


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